Filed Pursuant to Rule 497(a)
Registration No. 333-160781
Rule 482 ad

PRESS RELEASE	FOR IMMEDIATE RELEASE

HARRIS & HARRIS GROUP, INC. ®	OCTOBER 6, 2009
111 WEST 57th STREET, SUITE 1100
NEW YORK, NEW YORK 10019	CONTACT: DOUGLAS W. JAMISON

NASDAQ/GM SYMBOL: TINY	TEL. NO. (212) 582-0900

HARRIS & HARRIS GROUP ANNOUNCES PRICING OF
FOLLOW-ON PUBLIC OFFERING

Harris & Harris Group, Inc., announced today that it has priced a follow-on public offering of 4,250,000 shares of its common stock at a price of $4.75 per share.  We expect net proceeds, after underwriting discounts and estimated offering expenses payable by us, of approximately $18,648,750 ($21,495,188 if the over-allotment option is exercised in full by the underwriter).  We have also granted to Needham & Company, LLC, the sole book running manager in connection with the offering, a 30-day over-allotment option to purchase an additional 637,500 shares of our common stock.  We intend to use the net proceeds of the offering to make new venture capital investments in nanotechnology and microsystems as well as follow-on investments in our existing portfolio companies, and for operating expenses.  The closing is expected to take place on or about October 9, 2009, subject to the satisfaction of customary closing conditions.

The shares will be issued under our shelf registration statement on Form N-2, which was declared effective by the Securities and Exchange Commission on September 22, 2009.  A final prospectus supplement related to this offering will be filed today with the Securities and Exchange Commission.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities referred to herein, nor shall there be any sale of these securities in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing.  The prospectus dated September 21, 2009, and the prospectus supplement dated October 6, 2009, contain this and other information about the Company and should be read carefully before investing.  The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from Needham & Company, LLC, 445 Park Avenue, New York, NY  10022, at (212) 371-8300.

Harris & Harris Group is a publicly traded venture capital company that invests in nanotechnology and microsystems.

Detailed information about Harris & Harris Group and its holdings, including articles on nanotechnology, cleantech and venture capital, can be found on its website at www.HHVC.com.

This press release may contain statements of a forward-looking nature relating to future events.  These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions.  These statements reflect the Company's current beliefs, and a number of important factors could cause actual results to differ materially from those expressed in this press release. Please see the Company's Registration Statement on Form N-2, prospectus supplement and Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as well as subsequent filings, filed with the Securities and Exchange Commission for a more detailed discussion of the risks and uncertainties associated with the Company's business, including but not limited to the risks and uncertainties associated with venture capital investing and other significant factors that could affect the Company's actual results.  Except as otherwise required by Federal securities laws, the Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.  The reference to the website www.HHVC.com has been provided as a convenience, and the information contained on such website is not incorporated by reference into this press release.